[WELLS FARGO LETTERHEAD]

Management’s Assessment

Management of Wells Fargo Commercial Mortgage Servicing (“CMS"), a division of Wells Fargo Bank, National Association, (the "Company"), is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission ("SEC") relating to the servicing of commercial mortgage loans (the ''Platform"), except for servicing criteria 1122(d)(l)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv) and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2012. Appendix A identifies the commercial mortgage pools and other structures involving the commercial mortgage loans constituting the Platform. Appendix B identifies the applicable servicing criterion with respect to the Platform.

With respect to servicing criterion 1122(d) (4)(xi) and 1122(d) (4)(xii), the Company performs applicable activities covered by this criterion, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2012 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria 1122(d)(1)(i), 1122(d)(3)(i)(A), 1122(d)(4)(i) and 1122(d)(4)(vi), the Company has engaged various vendors to perform certain activities covered by these servicing criteria. The Company’s management has determined that none of these vendors is a "servicer" as defined in Item 1101(j) of Regulation AB, and the Company's management has elected to take responsibility for assessing compliance with these servicing criteria applicable to each vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations ("Interpretation 17.06"). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with the servicing criteria applicable to each vendor. The Company's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria.

The Company's management has assessed the Company's compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB with respect to the Platform as of and for the year ended December 31, 2012. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that as of and for the year ended December 31, 2012, the Company has complied in all material aspects with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB with respect to the Platform.

[WELLS FARGO LETTERHEAD]

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's compliance with the applicable servicing criteria as of and for the year ended December 31, 2012.

March 14, 2013

/s/ Daniel E. Bober

Daniel E. Bober

Executive Vice President,

Commercial Mortgage Servicing

Wells Fargo Bank, National Association

APPENDIX A

COMMERCIAL MORTGAGE POOLS AND OTHER STRUCTURES

WFB - CMO for sale

Wels Fargo Bank - Idaho

Wels Fargo Bank - Utah

Wels Fargo Bank - New Mexico

Wels Fargo Bank – participation
(participation #330908521)

Wels Fargo Bank - Oregon

Wels Fargo Bank - Portfolio

Wels Fargo Bank - Held For Sale

Wels Fargo Bank - Bridge Loans

Wels Fargo Bank - Self Storage

Wels Fargo Bank - CREAM

Wels Fargo Bank - WFRF – Portfolio
Wels Fargo Bank - WFRF -
McDonald’s

Wels Fargo Bank - WFRF – CRG
Franchise

MSCI 2003-IQS (Plaza Office Realty
Pan Passu - A2)

GMAC 2003-C3 (609 5th Avenue Pari
Passu - Al)

JPMC 2004-CIBC9 (1114 Trizechahn
Grace Building - Al)

LB/UBS 2005-CS (200 Park Ave-A2,
Courtyard by Marriot-A2, Park Ave
Plaza-A2, 1345Ave-A2)

Wurttemberger Hypo (1345 AVENUE
OF THE AMERICAS (NOTE 2) &
PARK AVE PLAZA (NOTE-2A)

Wachovia 2005-C20 (U-Haul portfolio
pari passu w/ INV 565)

LBUBS 2005-C7 (200 Park A-3 and
Courtyard by Marriot A-3)

BACM 2005-6 (InTown Suites
Portfolio B )-WF primary only

Prudential (B-Note in INV 565,
Coronado)

Deutsche Bank (B-Notes in INV 543,
Glenborough &PACC 55)

Société Generale (B-Note in INV 543,
Equastone)

Landesbank Baden Wurttemberg (C
-Note to Inv 623, Beachwood)

CRESS 2008-1 CDO(B note to Inv 765,
Plaza El Segundo)

UBS (B note to Inv 765, Hotel Pacific)
The CIT Group - Timberland B Note
INV 763)

Deutsche Genossenschafts
Hypothekenbank AG (Columbia Center
B2 Note - INV 763)

Landesbank Rheinland-Pfalz (Ritz
Carlton B note-INV 568)

Landesbank Sachsen Aktiengesellschaft
(120 Broadway, B note, INV 752)

LEM Mezzanine Inc. (Parkoff PortoFL1o
B Note-INV 763)

NBS Real Estate Capital (Wilson Farms
Plaza, B note, INV 767)

Aareal Capital Corporation
(participation)

HSBC Realty Credit Corporation
(participation #330908521)

PNC Bank, N.A. (participation
#330908521)

Quadrant Fund I, LLC (Roanoke West,
B Note, 130201996, S64)

AG Core Plus II Corp. (The Axton Loan
-#70020S972 & #700S0S973)

Industrial and Commercial Bank of
China (ICBC) participated CMO loan

Starwood Property Mortgage, LLC
(Easton Town Center, sold from TIAA)

Syndicated Loan CMO &
REBG_Oakland City Center/iStar

People’s United Bank (Cole MT

Bellevue, participated CMO)
IMMG (4 Union South #330916S20,
participated CMO)

PCM Trust 2003-PWR1

BSCM 2003-PWR2

BSCM 2004-PWR3

BSCM 2004-PWR4

BSCM 2004-PWR5

BSCM 2004-PWR6

BSCM 2005-PWR7

BSCM 2005-PWR8

BSCM 2005-PWR9

BSCM 2005-PWR10

BSCM 2006-PWR11

BSCM 2006-PWR12

BSCM 2006-PWR14

BSCM 2007-PWR15

BSCM 2007-PWR16

BSCM 2007-PWR17

BSCM 2007-PWR18

MSDWMC 2001-TOP1

BSCM 2001-TOP2

MSDWMC 2001-TOP3

BSCM 2001-TOP4

MSDWMC 2001-TOP5

Wachovia 2006-C28 (Gas Co.
#580203404, pari passu with INV 753)

MLFT 2006-l(WF primary only)

PM 2006-LDP9 (Bank of America A2,
Al is in #755)

BACM 2007-l(WF primary only)

PM 2007-LDPlO (Solano Pari Passu)-
WF primary only

MSCI 2007-IQl6 (Easton Town
Center, A2, INV628)

PM 2005-LDP3 (McLean Transfer
4/2009) WF Primary only

CIBC (participation
#330916384_Westshore Mall
(29.2682926829%)

Raymond James Bank (participation
#330916384_Westshore Mall
(19.512195121951%)

Real Estate Alternatives Port - B Note
for 572

JP Morgan CB 2003-CIBC7 - PP 554
CapLease CDO 2005-1 - B Notes for
554

Cadim Note Inc. - B Note for 558
TIAA - B Notes Grace Building (for
170)

Variable Annuity Life Ins. Co.
(VALIC) - B Note/559 - MEZZ/564

First SunAmerica Life Insurance Co. -
B Notes/559

AIG Life Insurance Co. - B Note 559
Metlife - B Note for 561

Morgan Stanley 2005-HQS-pari passu -
Wells REIT for 561

LBUBS 2005-C2 - B Notes/563 and
564

Metropolitan Life Insurance Co. – Al
Note 200 Park Avenue (Senior Mezz)
for 564

ING Real Estate Finance LLC - A2
Note 200 Park Avenue (Senior Mezz)-
for 564

LRP Landesbank Rheinland-PFALZ -
A3 Note 200 Park Avenue (Senior
Mezz)-for 564

AIB DEBT Management LTD. - A4
Note 200 Park Avenue (Senior Mezz)-
for 564

Sovereign Bank (4 Union
South,participated IMMG & CMO)

TD Bank (Olympic Tower #330916473,
participated CMO, Inv 473 & Inv 458)

PB Capital (Olympic Tower #330916473
participated CMO, Inv 472 & Inv 458)

West River (Port Charlotte participation,
Inv 771, #440000001)

All State (participate CMO loan,
#39090978 1)

CDO_Remittance (WBCDO2006-l)

WFDB 2011 -BXR_Mezz loans

WFDB 2011 -BXR_Mezz loans

Liberty Life Insurance (Fox River Mall
B note; A note =inv 630, #310911895)

PB Realty (participated CMO loan,
#330912417)

Citibank (BRE Tarpon Mariner &

Nationwide Innkeepers Portfolio)

United Overseas Bank (724 Fifth
Avenue)

Bank of Taiwan (724 Fifth Avenue)

Bank of East Asia (724 Fifth Avenue)

Morgan Stanley 1998-WF2

Morgan Stanley 1999-WFl

Bear, Stearns 1999-WF2

Bear, Stearns 2000-WFl

Bear, Stearns 2000-WF2

Morgan Stanley 1997-WFl

Morgan Stanley 1998-WFl

Morgan Stanley 1999-LIFE1 1

CSFB 1999-Cl

Morgan Stanley 2000-LIFE 1

BSCM 2002-TOP6

MSDWMC 2002-TOP7

BSCM 2002-TOP8

MSDWMC 2003-TOP9

BSCM 2003-TOP10

MSCII 2003-TOP11

BSCM 2003-TOP12

MSCII 2004-TOP13

BSCM 2004-TOP14

MSCII 2004-TOP15

BSCM 2004-TOP16

MSCII 2005-TOP17

BSCM 2005-TOP18

MSCII 2005-TOP19

BSCM 2005-TOP20

MSCII 2006-TOP21

BSCM 2006-TOP22

MSCII 2006-TOP23

BSCM 2006-TOP24

MSCII 2007-TOP25

BSCM 2007-TOP26

MSCII 2007-TOP27

BSCM 2007-TOP28

MSCII 2008-TOP29

Basis Real Estate Capital (Inv 769 Jr

Participation Notes)

Bald Eagle Investors (RiverCenter

I&II, B Note, 700401904, 628)

Concord Real Estate CDO 2006-1

(Cerritos Corporate Mezz)

New York Life Insurance Co. (1345

ave-Cl note)-for 620

Hartford Life and Accident Co. (1345

ave-C2 note)-for 620

Metropolitan Life Insurance Co. (1345

ave -C3,C4 notes)-for 620

Sorin Real Estate (Courtyard by

Marriot B2 note)-for 564

Bayerische Landesbank (200 Park Ave

Senior Mezz A6 note)-for 564

Hartford Accident & Indemnity (900

Michigan B-1 Note)-for 564

Prima Capital Advisors, LLC (900

Michigan B-2 Note)-for 564

LandesBank Hessen-Thuringen (King

of Perrusia B-1 Note) -for 622

MSCI 2003-1Q4 PP to 552, 609, 610

Morgan Stanley Mortgage Capital

(Interim Serviced)

LBUBS 2004-C8 (A2 Grace Building)

-for inv 170 &615

ColFin London Funding, LLC

Morgan Guaranty Trust Co. of NY

Nationwide Life Insurance Company

Vertical CRE CDO 2006-1 (B1Note:

Royal Holiday-INV178)-850203520

Capital Trust (Cl Note: Royal Holiday-

INV178)-850203604

Lexington Realty Trust (B-Notes in

ML-CFC 2007-5, INV757)

A-Star Finance (B-Note in ML-CFC

2007-6, 1NV758)

WFRBS 2011-C2

CBA-Mezzanine Capital Finance, LLC

BSCM 2005-TOP20 (Non-pooled

portion only)

MSCI 2006-TOP2l (Non-pooled

portion only)

GMAC 2003-Cl (Oakbrook Shopping

Pan Passu - A3)

Hypo Real Estate Capital Corp. B

Notes for 555

GCCFC 2005-GG3 - PP 559

MSDW 2000-PRIN

CS First Boston 1994-CFBl

Morgan Stanley 2000-LIFE2

GSMS 2006-GSFL8

COMM 2007-FL 14

WFDB 2011 -BXR

MSDW 2003-HQ2

JPM 2003-LNl

MSCI 2003-IQ6

MSCI 2004-HQ3

MSCI 2004-1Q7

Goldman 2004-GG2

MSCI 2004-IQ8

MSCI 2004-HQ4

MSCI 2005-IQ9

LBUBS 2005-C2

LBUBS 2005-C3

MSCI 2005-HQ6

1345 Ave of America and Park Plaza FB

2005-1

MSCI 2005-HQ7

MSCI 2006-HQ8

MSCI 2006-IQll

COMM 2007-FL14 (Non-pooled
portion only)

MSCII 2007-T0P27 (Rake Bond, 330
West 34th Street Mortgage Loan-no
property)

AG Core Plus II Corp. (The Axton Loan

- #700205972 & #700505973)

Sumitomo MBC (Cole MT Bellevue,
Participated CMO)

Royal Bank of Canada (participated
CMO loan, #330911464)

BSCM 2002-PBW1

WFRBS 2011-C4

MLMT 2006-C1

BSSBCM Trust 2006-1

UCB 2007-1

JPM 2006-CIBC15

MSCI 2006-HQ9

JPM 2006-LDP8

MSCI 2006-HQlO

JPM 2006-CIBCl7

MLCFC 2006-4

MLCFC 2007-5
MLCFC 2007-6

MSCI 2007-IQ13

MSCI 2007-IQ14

JPM 2007-CIBC19

MLMT 2007-Cl

MSCI 2007- HQl2

MLCFC 2007-8

JPM 2007-LDPl2

MSCI 2007-1Q16

MLCFC 2007-9

JPM 2008-C2

WFCM 2010-Cl

JPMorgan Special Servicing
Portfolio

SunTrust Bank (participated
CMO loan, #330911464)

MSCII 2003-1Q4 Class TN

HVB 2003-FL1

2001-CMLB-1

1166 AVENUE OF AMERICAS 200 5-

C6

1166 AVENUE OF THE AMERICAS

2002-C5

ONE LINCOLN 2004-C3

7 WORLD TRADE CENTER 20 12-

WTC

AMERICOLD 2010-ART

BANC OF AMERICA COMM MTG

2006-1

BANC OF AMERICA COMM MTG

2005-6

BANC OF AMERICA COMM MTG

2006-2

BANC OF AMERICA COMM MTG

2006-5

BANC OF AMERICA COMM MTG

2007-3

BA-FUNB 2001-3

BB-UBS 2012-SHOW

BB-UBS 2012-TFT

BEAR 1999-Cl

TIMES SQUARE HOTEL TRUST

CITIGROUP CMT 2004 C1

CITIGROUP 2005 C3

CITIGROUP 2006 CS

CITIGROUP 2006-FL2

CITIGROUP 2007-C6

COUNTRYWTDE 2007-MF1

CITIGROUP 2012-GC8

CITY CENTER 2011-CCHP

CD 2006-CD2

CD 2006-CD3

CD 2007-CD4

CD 2007-CD5

CHASE 1999-2

JPMCC 2012-C6

JPMC 2012-CTBX

LEHMAN 2006 LLF-C5

LB 1998 C4

LB 1999 Cl

LB 1999 C2

LB-UBS 2003-C1

LB-UBS 2003-C3

LB-UBS 2003 CS

LB-UBS 2003 C7

LB UBS 2003 C8

LB UBS 2004 C1

LB UBS 2004 C4

LB UBS 2004 C6

LB UBS 2004 C7

LB UBS 2004 C8

LB UBS 2005 C1

LB-UBS 2005 CS

LB-UBS 2005 C7

LB-UBS 2006 C1

LB-UBS 2006 C3

LB UBS 2006-C4

LB UBS 2006-C6

LB UBS 2006-C7

LB-UBS 2007-C2

LB-UBS 2007-C6

LB-UBS 2007-C7

LB UBS 2008-Cl

LB UBS 2000 C3

JPMC 2006-LDP7
COMPANION

JPMC 2006-LDP9

COMPANION

JPM 2012-CTBX

COMPANION

JPMC 2003 C1 COMPANION

JPMC 2005-LDP2

COMPANIONS

JPMC 2006-FL1

COMPANION

JPMC 2006 FL2

COMPANION

JPMCC 2007-FL1

COMPANION

LEHMAN 2005-LLF C4
(COMPANIONS)

LEHMAN 2006 LLF-C5C
LB UBS 2003 C3

COMPANION

LB-UBS 2003 C7 (B-NOTE)
LB UBS 2004 C1

COMPANION

LB UBS 2005 C1

COMPANION

LEHMAN-UBS 2005 C5
COMPANION

LB-UBS 2005-C7

COMPANION

LB-UBS 2006 C1

COMPANION

LB UBS 2006-C4

COMPANION

LB-UBS 2006-C6

COMPANION

LB UBS 2006-C7

COMPANION

LB UBS 2007-C2

COMPANION

MBFHA1

ML-CFC 2007-7

COMPANION

MORGAN STANLEY 2007-
HQ13 COMPANION

MORGAN STANLEY 2007
IQ14

NS 2012-1 COMPANION
RBS 2010-MB1

COMPANION

STRATEGIC LAND JOINT
VENTURE 2

TWFHA1

CHASE 2000-2

CHASE 2000-3

CHASE-FUNB 1999-1

CAPLEASE CDO 2005-1

CMAT 1999 C1

COBALT 2006-C1

COBALT 2007-C2

COBALT 2007- C3

COMM 2006 FL12

COMM 2009-K3

COMM 2009-K4 PRIMARY

COMM 2010-C1

COMM 2011-FL1

COMM 2011-STRT

COMM 2011 THL

COMM 2012-9W57

COMM 2012-CCRE1

COMM 2012-CCRE2

COMM 2012-CCRE3

COMM 2012-CCRE4

COMM 2012-FL2

COMM 2012-LC4

COMM 2012-MVP

CONCORD REAL ESTATE CDO

2006-1

CSFB 2006-C2

CSCMT 2007-C2

CSCMT 2007-C3

CSCMC 2007-C4

LB UBS 2000 C5

LB UBS 2001 C2

LB UBS 2001 C3

LB UBS 2001 C7

LB UBS 2002 C1

LB UBS 2002 C2

LB UBS 2002 C4

LB UBS 2002 C7

MEZZ CAP 2004-C1

MEZZ CAP 2004-C2

MEZZ CAP 2005-C3

MEZZ CAP 2006-C4

MEZZ CAP 2007-CS

ML 1997-C2

MIL 1998-C3

MERRILL LYNCH 1998 C2

ML-CFC 2006-1

ML-CFC 2006-2

ML-CFC 2007-6

ML-CFC 2007-7

MERRILL LYNCH 1996 C2

MLMT 2002 MW1

MLMT 2005-CKI1

MLMT 2006-C2

MERRILL LYNCH 2008-C1

MARATHON REAL ESTATE CDO

2006-1

MORGAN STANLEY 2007 IQ14

MORGAN STANLEY BAML 2012-C6

UBS-CITIGROUP 2011-C1

COMPANION

WACHOVIA 2004-C 10

COMPANION

WACHOVIA 2004-C 11
COMPANION

WACHOVIA 2004-C 15
COMPANION

WACHOVIA 2005-C 17
COMPANION

WACHOVIA 2005-C 19
COMPANION

WACHOVIA 2005-C20
COMPANION

WACHOVIA 2005-C21
COMPANION

WACHOVIA 2005-C22
COMPANION

WACHOVIA 2005-WHALE 6
NON-TRUST

WACHOVIA 2006-C24
COMPANION

WACHOVIA 2006-C25
COMPANION

WACHOVIA 2006-C27 -
COMPANION

WACHOVIA 2006-C28
COMPANION

WACHOVIA 2006-C29
COMPANION

WACHOVIA 2006 WHALE 7
NON TRUST

WACHOVIA 2007-C30

COMPANION

WACHOVIA 2007-C 31

COMPANION

WACHOVIA 2007-C32
COMPANION

WACHOVIA 2007-C33
COMPANION

WACHOVIA 2007-C34
COMPANION

WACHOVIA 2007-WHALE 8
NON TRUST

WACHOVIA 2003-C9
COMPANION

WFRBS 2012-C10

COMPANION

WFRBS 2012-C7

COMPANION

WFRBS 2012-C8 -

COMPANION

WS WEST COUNTY MALL
2003 C3A

ACCOR MEZZ

WAREHOUSE

CS FIRST BOSTON 1997 C2

CSFB 2006 TFL2 (TITAN)

CS FIRST BOSTON 1997 C1

CS FIRST BOSTON 1998 C2

CAPITAL SOURCE RELT 2006-A

DBUBS 2011-LC1

DBUB S 2011 -LC2

DBUBS 2011- LC3

DDR I 2009-DDR1

DLJ 1998-CG1

DLJ 1999-CG1

DLJ 1999-CG2

DLJ 1999-CG3

DMARC 1998-C1

ENERGY PLAZA LEASE TRUST

2002

EXTENDED STAY AMERICA

TRUST 2010-ESH

FONTAINEBLEAU 20 12-FBLU

FREMF 2010-K6 PRIMARY ONLY

FREMF 2010-K7

FREMF 2010-K8

FREMF 2010-K9

FREDDIE MAC 2010 K-SCT

FREMF 2011-K10 - PRIMARY ONLY

FREMF 2011-K11

FREMF 2011 K12 PRIMARY ONLY

FREMF 2011-K13

FREMF 2011-K14 PRIMARY ONLY

FREMF 2011-K15

FREMF 2011-K16 - PRIMARY ONLY

MORGAN STANLEY 2011-C3

MORGAN STANLEY 2007-HQ13

NEWCASTLE CDO VIII

NEWCASTLE CDO IX

NORTEL NETWORKS TRUST 2001-1

NS 2012-1

NORTHSTAR CDO IV LTD

NORTHSTAR CDO VT

NORTHSTAR CDO IX PRIMARY
(MEMORIAL MALL)

NORTHSTAR CDO VIII

OBP DEPOSITOR, LLC TRUST 2010-
OBP

RBS 2010-MB 1

RITE AID 1999-1

RMF 1997-1

RESOURCE REAL ESTATE FUNDING
CDO 2006-1

RESOURCE REF CDO 2007-1

TIAA 2007-C4

UBS 2012-C1

UBS-BARC1AYS 2012-C2

UBS-BARC1AYS 2012-C4

UBS-CITIGROUP 2011-C1

VORNADO DP LLC 2010-VNO

VNO 2012-6AVE

WACHOVIA 2005-WHALE 6

WACHOVIA 2006-WHALE 7

WACHOVIA 2007-WHALE 8

WACHOVIA 2002 C1

WACHOVIA 2002 C2

WACHOVIA 2003 C3

AC VENTURES
WAREHOUSE

AMC ROCK SPRINGS LLC
ARCHETYPE & BARC1AYS

REPO

ARCHETYPE MORTGAGE
FUNDING I LLC

DEXIA REAL ESTATE

CAPITAL MARKETS

DEXIA REAL ESTATE
PORTFOLIO

ALABAMASAVES

WAREHOUSE

BANCORP BANK

WAREHOUSE

BARC1AYS WAREHOUSE
JEMB MADISON AVE LLC

(BASIS I - 292 MAD)
BASIS RE CAPITAL II

(REPO)

BB&T WAREHOUSE
BELVEDERE CAPITAL

WAREHOUSE

BICOASTAL (A

BLACKSTONE CREDIT
FACILITY)

BLACKSTONE (BRE/MWT)
BREDS LOAN CAPITAL IV

REPO WAREHOUSE
BREDS EHY REPO

WAREHOUSE

BREDS LOAN CAPITAL II
REPO WAREHOUSE
BREDS LOAN CAPITAL
REPO WAREHOUSE
BREDS SOCGEN

WAREHOUSE

BREDS STC ACQUISITION

BMC MORTGAGES VI

BUCHANAN FUND V

CANTOR CRE LENDING LP

CANTOR REPO WITH MET

LIFE

CAPITAL LEASE

WAREHOUSE-398 & 526

CF BRANCH WAREHOUSE

CITIGROUP GLOBAL
MARKETS REALTY CORP

CP III JEFFERSON

MIDVALE, LLC

FREMF 2011-K701

FREMF 2011-K702

FREMF 2011-K703

FREMF 2011-K704

FREMF 2011 -KAIV PRIMARY

ONLY

FREMF 2012-K17 PRIMARY ANT)

SPECIAL

FREMF 2012-K18 - PRIMARY ONLY

FREMF 2012 - K19 PRIMARY ONLY

FREMF 2012-K20

FREMF 2012-K21 - PRIMARY
ONLY

FREMF 2012-K22 (PRIMARY

ONLY)

FREMF 2012-K23

FREMF 2012-K501-PRIMARY

ONLY

FREMF 2012-1(705-PRIMARY

ONLY

FREMF 2012-K706

FREMF 2012-K707

FREMF 2012-K708

FREMF 2012-1(709-PRIMARY

ONLY

FREMF 2012-1(710 PRIMARY ONLY

FREMF 2012-K711

FREMF 2012-KF01 PRIMARY ONLY

FREMF 2012-KP01 PRIMARY ONLY

FOUR TIMES SQUARE 2006- 4TS

FUNB-BA 2001 C1

FULB 1997 C2

FULB 1997 C1

FUNB 1999 C4

FUNB 2000 C1

FUNB 2000 C2

FUNB 2001 C2

WACHOVIA 2003-C4

WACHOVIA 2003-C5

WACHOVIA 2003-C6

WACHOVIA 2003-C7

WACHOVIA 2003-C8

WACHOVIA 2003-C9

WACHOVIA 2004 C10

WACHOVIA 2004 C11

WACHOVIA 2004-C12

WACHOVIA 2004 C14

WACHOVIA 2004 C15

WACHOVIA 2005-C16

WACHOVIA 2005 C-16C

WACHOVIA 2005 C17

WACHOVIA 2005-C 18

WACHOVIA 2005-C 19

WACHOVIA 2005-C20

WACHOVIA 2005-C21

WACHOVIA 2005-C22

WACHOVIA 2006-C23

WACHOVIA 2006-C24

WACHOVIA 2006-C25

WACHOVIA 2006-C26

WACHOVIA 2006-C27

WACHOVIA 2006-C28

WACHOVIA 2006-C29

WACHOVIA 2007-C30

WACHOVIA 2007-C 31

WACHOVIA 2007-C32

WACHOVIA 2007-C33

CREXUS WAREHOUSE

CREDIT SUISSE

WAREHOUSE INT’L (USD)

DILLON READ

EMMES WAREHOUSE

ESSEX PORTFOLIO, L.P.

WAREHOUSE

FII F DEBT ACCT PTE LTD

FIVE MILE WAREHOUSE

WACHOVIA RED - TAX

CREDIT

GERMAN AMERICAN / DEUTSCHE WAREHOUSE

GACC/DEUTSCHE

FLOATING WAREHOUSE

GERMAN AMERICAN

CAPITAL CORPORATION

WARE

GREENWICH CAPITAL

FINANCIAL PRODUCTS

INC

H2 CREDIT PARTNERS

WAREHOUSE

HELIOS AMC, LLC

WAREHOUSE

HTM FUND 1 LLC

JLC WAREHOUSE I LLC

JLC WAREHOUSE II LLC

KARLIN LAS PALMAS, LLC

KAUFLAND

PARTICIPANTS

MS KEARNY CPB 1

KEARNY CREDIT

FACILITY WAREHOUSE

LADDER DEUTSCHE
REPO

LADDER JPM REPO

LADDER MET LIFE REPO

LADDER CAPITAL LLC
REPO

LADDER WELLS FARGO
REPO

LEHMAN BROTHERS
BANKHAUS

LEHMAN BROTHERS WAREHOUSE

LEHMAN BROTHERS WAREHOUSE

LOANCORE (JEFFERIES) WAREHOUSE

FUNB 2001 C3

FUNB 2001 C4

FUNB 2002 C1

FUNB 1999 C1

FUNB/CHASE 1999 C2

GREENWICH CCFC 2002 C1

GREENWICH CCFC 2003-C1

GREENWICH CCFC 2003-C2

GREENWICH CCFC 2004-FL2

GREENWICH CCFC 2004-GG1

GREENWICH CCFC 2005-FL3

GREENWICH CCFC 2005-GG5

GREENWICH CCFC 2006-FL4

GREENWICH CCFC 2007-GG11

GREENWICH CCFC 2007-GG9

GE 2002 C2

GECC 2000-1

GECC 200 1-1

GECC 200 1-3

GECC 2002-1

GECC 2002-3

GECC 2003-C2

GECMC 2004 C2

GE 2006 C1

GECMC 2007-C1

DOLLAR GENERAL

GRAND PACIFIC BUSINESS LOAN

TRUST 2005-1

GSMS 2012-BWTR

GSMS 2012-TMSQ

GOLDMAN 2007-GG10

WACHOVIA 2007-C34

WACHOVIA 2007-ESH

WB FNB 2004-1

WB RDI 2004-1

WACHOVIA CRE CDO 2006-1

WFCM 2012-LC5

WFRBS 2011-C3

WFRB S 2011 -C4 - PRIMARY

WFRBS 2011-CS

WFRBS 2012-C1O

WFRBS 2012-C6

WFRBS 2012-C7

WFRBS 2012-C8

WFRBS 2012-C9

7 WORLD TRADE CENTER 2012-WTC
COMPANION

BA-FUNB 2001-3 B NOTES

CITIGROUP 2005 C3 COMPANION

CITIGROUP 2006-FL2 COMPANION

CITIGROUP 2007-C6 COMPANION

CITIGROUP 2012-GC8 COMPANION

CITY CENTER 2011-CCHP

COMPANION

CD 2006-CD3 COMPANION

CD 2007-CD4 COMPANION

CHTOWER1

COBALT 2007- C3 COMPANION

COBALT 2007-C2 COMPANION

COMM 2006-FL12 COMPANION

COMM 2010-C1 COMPANION

COMM 2011-FL1 COMPANION

COMM 2012-LC4 COMPANION

MACQUARIE WAREHOUSE

MEZZ CAP LLC (FKA CBA

MEZZ)

MEZZ CAP REIT I, INC

MEZZ CAP NOTE SALES

MODERN BANK, NA.

MORGAN STANLEY

WAREHOUSE

MARATHON STRUCTURED

FINANCE FUND LP

NATIXIS REAL ESTATE

CAPITAL

NBS REAL ESTATE

CAPITAL WAREHOUSE

NORTHSTAR-CITI REPO

WAREHOUSE

NORTHSTAR-DORAL

WAREHOUSE (NRFC)

NRFC II REPO

WAREHOUSE

NRFC REPO WAREHOUSE

NORTHSTAR-DORAL

WAREHOUSE (NSREIT)

NORTHSTAR WAREHOUSE

NXT CAPITAL FUNDING II,

LLC

PRIME FINANCE

PARTNERS III, LP

PFP III SUB I, LLC

PRIME AND METLIFE

REPO

PFP II SUB I, LLC

POOK MD FUNDINGS, LLC

PRIME FINANCE

PARTNERS I, L.P.

PRIME FINANCE

PARTNERS II, L.P.

RBS WAREHOUSE

RESOURCE CAPITAL
CORP. WAREHOUSE

RESOURCE CAPITAL
REPO WAREHOUSE

REXFORD INDUSTRIAL
FUND V LP WAREHOUSE

RLJ III - FINANCE

HOLDINGS, LLC

ROCKWOOD CAPITAL,

LLC (NORTHROCK)

SAF FUNDING, LLC

GSMS 2010-C2

GSMS 2011 -ALF

GSMS 2011 -GC3

GSMS 2011 -GC5

GSMS 2012-ALOHA

GSMS 2012-GCJ7

GSMS 2012-GCJ9

GSMS 2012-SHOP

GOLDMAN SACHS 2005-ROCK

GOLDMAN 2006-GG6

GOLDMAN 2006-GG8

GSMSC 2010-C1

GOLDMAN 2010-KS - PRIMARY

ONLY

HMAC 1999 PH1

JPMC 2001 CIBC3

JPMC 2002 C1

JPMC 2002 C2

JPMC 2002 CIBC5

JPMC 2003-C1

JPMC 2003 CIBC6

JPMC 2003 ML1

JPMC 2005 LDP1

JPMC 2005-LDP2

JPMC 2006 FL1

JPMC 2006 FL2

JPMC 2006-LDP7

JPMC 2006-LDP9

JPMCC 2007-FL1

CREST 2003-2

CSCMT 2007-C4 COMPANION

DBUBS 2011-LC1 COMPANION

DBUBS 2011-LC3 COMPANION

EXTENDED STAY AMERICA 2010-

ESH MEZZ

FHLMC COLNAT

FOUR TIMES SQUARE 2006 - 4TS

COMPANION

FUNB 2001 C2 B NOTES

FUNB 2001 C3 B NOTES

GREENWICH CCFC 2004-FL2

(COMPONENT)

GREENWICH CCFC 2005-FL3

(COMPONENT)

GREENWICH CCFC 2007-GG11

COMPANION

GREENWICH CCFC 04 GG1

COMPANION

GREENWICH CCFC 05 GG5

COMPANION

GREENWICH CCFC 2006-FL4

COMPANION

GREENWICH CCFC 2007-GG9

COMPANION

GREENWICH CCFC 2003 C1

COMPANION

GREENWICH CCFC 2003 C2

COMPANION

GECC 2002-3 COMPANION

GECC 2003 -C2 COMPANION

GOLDMAN 2007-GG10 COMPANION

GOLDMAN 2006-GG6 COMPANIONS

GOLDMAN 2006-GG8 COMPANIONS

GSMS 2010-C2 COMPANION

GSMS 2011-GC3 COMPANION

GSMS 2011-GC5 COMPANION

GSMS 2012-GCJ7 COMPANION

GSMSC 2010-C1 COMPANION

SHORENSTEIN

WAREHOUSE

SL GREEN REALTY

CORP/GRAMERCY

SL GREEN - JPM REPO

SL GREEN WAREHOUSE

SQUARE MILE/RAM ACQ,

LLC

STARWOOD & DEUTSCHE

REPO

STARWOOD & GOLDMAN

REPO

STARWOOD AND CITI REP

STARWOOD CITI REPO

SUB 6

STARWOOD AND

FORTRESS SA

STARWOOD PROPERTY

MORTGAGE LLC

WAREHOUSE

STARWOOD PROPERTY

MORTGAGE SUB-2, L.L.C.

WACHOVIA RED -

STRUCTURED FINANCE

STARWOOD TIAA

ACQUISITION

TALOS WAREHOUSE

TEACHERS INSURANCE &

ANNUITY ASSOCIATION

TRT LENDING

SUBSIDIARY LLC

TRT LENDING REPO

WAREHOUSE

UBS WAREHOUSE

VALSTONE WAREHOUSE

VCC HEALTHCARE FUND,

LLC

VORNADO REALTY L.P.

WAREHOUSE

WASHINGTON SUB, LLC

WACHOVIA GENERAL

PARTICIPANT

WBI WAREHOUSE (EUR)

007

WBI WAREHOUSE (GBP)

008

WBNA WAREHOUSE (EUR)

004

WBNA WAREHOUSE (GBP)

014

JPMCC 2007-LDP1O JPMCC 2007-LDP 11 JPMC 2011-PLSD YELLOW BRICK REAL ESTATE CAPITAL I, LLC COMM 2002-WFA MLMT0MW1A ESAT10ESH	JPMCC 2007-LDP10 COMPANION JPMCC 2007-LDP11 COMPANION JPMC 2003-ML1 COMPANION ZCOF 2009-1 RE LOAN HOLDINGS, L.L.C FL1K03EPR WSWCM03C3A VFMMT02C4A	WFIL WAREHOUSE (EUR) 005 WFIL WAREHOUSE (GBP) 006 WEST RIVER WAREHOUSE CHASE 2000-1 GECC 2001-2 LBUBS00C5C COMM11 STRT

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO THE PLATFORM

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.				X
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X
Cash Collection and Administration
1122(d)(2)(i)	Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X
1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
Investor Remittances and Reporting
1122(d)(3)(i) (A)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;	X	X
1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X
1122(d)(3)(i)(C)	(C) are filed with the Commission as required by its rules and regulations;				X
1122(d)(3)(i)(D)	(D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.				X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreement or related mortgage loan documents.	X	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreement.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X (1)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(iv)	Payments on mortgage loans, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.	X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X	X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)(A)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements	X
1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(x)(C)	C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X		X (2)
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X		X(2)
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

(1)	There were no activities performed during the year ended December 31, 2012 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.
(2)	The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d) attestations for their tax payment activities as they relate to criteria 1122(d) (4) (xi) and (xii).